Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V1 – Core National Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Competition Covenant (a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both: (i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company; and (ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company (including any prospective business to be developed or acquired that was proposed at the date of separation), or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company. (b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such Competitor solely by virtue of owning such shares. 3. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. A-3 4. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or (iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a A-4 court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 8. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement.

A-5 Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V2 – Blue Pencil Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Competition Covenant (a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not provide services to, or be employed by, any person or entity engaged in any business that is both: (i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twelve (12) months preceding Participant’s separation of employment or services with the Company; and (ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twelve (12) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twelve (12) months preceding Participant’s separation of employment or services with the Company. (b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares. 3. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one(1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twelve (12) month period prior to Participant’s last day of employment or service with the Company and with whom Participant had direct contact for business purposes. 4. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: A-3 (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such

A-4 individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. It is the intention of the parties that, if any court or arbitrator construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced. 8. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V3 – Red Pencil Version (NE,VA,WY) RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. A-2 2. Non-Solicitation Covenant – ADT Personnel Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not solicit any current employee of the Company with whom Employee had personal contact during the 18 months immediately preceding Employee’s last day of employment with the Company. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not solicit any Customers. (b) “Customer(s)” means a current customer (person or entity) of the Company with which Participant actually did business and had personal contact during the 18 months immediately preceding Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. 4. Separate and Severable Covenants The restrictive covenants set forth in Sections 2 and 3 above are intended by the Parties to be separate and severable covenants. If either Section 2 or Section 3 is held to be unenforceable, the invalidity or unenforceability of that Section shall not affect the validity or enforceability of the remaining Section, which shall be enforced as if the offending Section had not been included in this Agreement. 5. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 6. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to A-3 assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 7. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V4 – CA/ND Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality and Trade Secrets (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company. (d) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an A-2 attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. A-3 (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 4. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 5. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 6. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 7. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to A-4 assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 8. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V5 – AL Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Competition Covenant (a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both: (i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company and in which the Company carries on a like business; and (ii) competitive with (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company. (b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares. 3. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company, Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, hire or employ any agent, servant or employee of the Company who holds a position uniquely essential to the management, organization, or service of the business of the Company. 4. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the 18-month period after separation of Employee’s employment with the Company, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in soliciting any such Customer(s), so long as the Company carries on a like business. (b) “Customer(s)” means a current customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, A-3 and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 8. Choice of Law, Jurisdiction & Venue A-4 This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V6 – MA Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or (iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the A-3 Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that in the event Participant breaches a fiduciary duty to the Company, or unlawfully takes the Company’s property, then the Restricted Period shall be extended for the duration of the two year period immediately following the termination of Participant’s employment or services with the Company. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 7. Choice of Law, Jurisdiction & Venue (a) This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws A-4 principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. (b) Participant and the Company agree that the exclusive and mandatory venue for adjudicating any disputes under this RC Agreement shall be the United States District Court for the District of Massachusetts, or the Suffolk County Superior Court. In the event a dispute is litigated in the Massachusetts Superior Court, the Company and Participant hereby agree that they will request that the case be assigned to the Business Litigation Sessions located in the Suffolk County Superior Court. Participant and the Company hereby consent to jurisdiction in such courts for such purpose, and specifically waive any objection to venue in Suffolk County. Participant consents to service of process by mail in respect of any such suit, action or proceeding. Participant and the Company further agree not to file any action relating in any way to this RC Agreement in any court other than as specified in this Section 7(b), and not to file any motion to transfer venue out of the court(s) specified herein (whether by motion to transfer or motion to dismiss on forum non conveniens grounds). Notwithstanding any of the foregoing, if any dispute under this Agreement is subject to resolution by arbitration under an agreement or program agreed to by Participant and the Company, then such arbitration shall be the sole and exclusive venue for adjudicating such disputes, other than any requests for a temporary restraining order and/or a temporary or preliminary injunction pending arbitration, which are reserved exclusively for adjudication in courts specified herein pursuant to Section 4 above even in otherwise arbitrable disputes. 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V7 – OK Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. A-2 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another solicit any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in soliciting any such Company Personnel. (b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that during the Non-Solicit Period, Participant will not directly solicit any Customer of the Company to purchase goods or services, or a combination of goods and services, then sold by the Company from another person or entity. (b) “Customer(s)” means an established customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. A-3 (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. A-4 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.

Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V8 – LA/SD Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Competition Covenant (a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not, in the Restricted Territory, provide services to, or be employed by, any person or entity engaged in any business similar to that of the Company that is competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twelve (12) months preceding Participant’s separation of employment or services with the Company, or (B) any other business of the Company with respect to which Participant had substantial exposure during the twelve (12) months preceding Participant’s separation of employment or services with the Company. (b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such competitor solely by virtue of owning such shares. (c) For purposes of this RC Agreement, the business of the Company is as follows: (i) If Participant was employed with or provided services to ADT LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, life safety and automation equipment and services for residential and small business premises, including burglar alarm systems, security cameras, home automation and access control systems, as well as intrusion, temperature, flood, fire, smoke, carbon monoxide, emergency, medical alert and fall detection monitoring and response services. (ii) If Participant was employed with or providing services to ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, and life safety services and to provide risk consulting solutions for commercial, governmental and other institutional settings, including burglar alarm systems, security cameras, and fire suppression and access control systems, as well as response services. (iii) If Participant was employed with or providing services to both ADT LLC and ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, either simultaneously or at different times during that time period, then the business of the Company is both the definitions set forth in sections 1(c)(i) and (ii) above. (iv) Participant acknowledges that Participant is familiar with the business of the Company sufficiently to understand the nature of the Company’s business and that no further definition of the business of the Company is necessary. (d) “Restricted Territory” is defined as follows: (i) If Participant last worked for or provided services to the Company in Louisiana, “Restricted Territory” means any of the following Parishes in Louisiana: Plaquemines, Jefferson, St. Bernard, Orleans, St. Charles, St. John the Baptist, St. James, Lafourche, Terrebonne, St. Tammany, St. Mary, Assumption, Ascension, Livingston, Tangipahoa, Washington, St. Helen, East Feliciana, West Feliciana, East Baton Rouge, West Baton Rouge, Iberville, Pointe Coupee, Iberia, Vermilion, Lafayette, St. Martin, Acadia, St. Landry, Jefferson Davis, Cameron, Calcasieu, Beauregard, Allen, Evangeline, Avoyelles, Rapides, Vernon, Concordia, Catahoula, LaSalle, Grant, Natchitoches, Sabine, DeSoto, Red A-3 River, Winn, Catahoula, Tensas, Franklin, Madison, Richland, Ouachita, Jackson, Bienville, Lincoln, Caddo, Bossier, Webster, Claiborne, Union, Morehouse, West Carrol, East Carrol. (ii) If Participant last worked for or provided services to the Company in South Dakota or any other state, territory or District, “Restricted Territory” means the geographic area or areas for which Employee was responsible at any time during the twelve (12) months immediately preceding Employee’s termination of employment with the Company. 3. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company and with whom Participant had direct contact for business purposes during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. 4. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. A-4 (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement, but in no event longer than 24 months from the date of Participant’s termination of employment of services with the Company. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement.

A-5 It is the intention of the parties that, if any court or other tribunal construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced. 8. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V9 – CO Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality and Trade Secrets (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company. (d) Permitted Disclosures. (i) Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for A-2 the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. (ii) The foregoing sections 1(a)-(c) will not apply to information that (i) arises from Participant’s general training, knowledge, skill, or expertise, whether gained on the job or otherwise; (ii) was known to the public prior to its disclosure to Participant; (iii) becomes known to the public subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; (iv) Participant has a right to disclose as legally protected conduct; or (v) Participant is required to disclose by applicable law, regulation or legal process (provided that Participant provides the Employer with prior notice of the contemplated disclosure and reasonably cooperates with the Employer at its expense in seeking a protective order or other appropriate protection of such information). Despite clauses (ii) and (iii) of the preceding sentence, Participant’s obligation to maintain such disclosed information in confidence will not terminate where only portions of the information are in the public domain. 2. Non-Competition Covenant (a) Participant agrees that, during Participant’s employment or service with the Company, and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Compete Period”), Participant will not directly or indirectly, own, manage, operate, control (including indirectly through a debt or equity investment), provide services to, or be employed by, any person or entity engaged in any business that is both: (i) located in, or provides services or products to, a region with respect to which Participant had substantial responsibilities during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company; and (ii) competitive with either (A) the line of business or businesses of the Company that Participant was employed with during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company (including any prospective business to be developed or acquired that was proposed at the date of separation), or (B) any other business of the Company with respect to which Participant had substantial exposure during the twenty-four (24) months preceding Participant’s separation of employment or services with the Company. (b) Participant’s agreement not to provide such services applies regardless of whether Participant does so as an employee, owner, partner, principal, advisor, independent contractor, consultant, agent, officer, director, investor, or shareholder. Notwithstanding the foregoing, Participant’s ownership of less than 1% of the outstanding shares of a publicly traded company that constitutes a competitor as described in Section 2(a) above shall not be deemed to be providing services to such Competitor solely by virtue of owning such shares. A-3 3. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Company Personnel to leave their employment with the Company. (b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 4. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s). (b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will gain trade secret information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

A-4 (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 8. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. A-5 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V10 – Core National Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or (iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the

A-3 Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. A-4 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V11 – Blue Pencil Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from A-2 employment or service through the final Vesting Date, or (b) the one(1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twelve (12) month period prior to Participant’s last day of employment or service with the Company and with whom Participant had direct contact for business purposes. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company.

A-3 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. It is the intention of the parties that, if any court or arbitrator construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. A-4 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V12 – Red Pencil Version (NE,VA,WY) RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or A-2 service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not solicit any current employee of the Company with whom Employee had personal contact during the 18 months immediately preceding Employee’s last day of employment with the Company. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not solicit any Customers. (b) “Customer(s)” means a current customer (person or entity) of the Company with which Participant actually did business and had personal contact during the 18 months immediately preceding Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. 4. Separate and Severable Covenants The restrictive covenants set forth in Sections 2 and 3 above are intended by the Parties to be separate and severable covenants. If either Section 2 or Section 3 is held to be unenforceable, the invalidity or unenforceability of that Section shall not affect the validity or enforceability of the remaining Section, which shall be enforced as if the offending Section had not been included in this Agreement. 5. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 6. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another.

A-3 7. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V13 – CA/ND Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality and Trade Secrets (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company. (d) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an A-2 attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. A-3 (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 4. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 5. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 6. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 7. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to

A-4 assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 8. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V14 – LA/SD Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. A-2 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the one (1) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company and with whom Participant had direct contact for business purposes during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not, in the Restricted Territory, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means an existing customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, or worked with at any time during the twelve (12) month period prior to Participant’s last day of employment or service with the Company. (c) For purposes of this RC Agreement, the business of the Company is as follows: (i) If Participant was employed with or provided services to ADT LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, life safety and automation equipment and services for residential and small business premises, including burglar alarm systems, security cameras, home automation and access control systems, as well as intrusion, temperature, flood, A-3 fire, smoke, carbon monoxide, emergency, medical alert and fall detection monitoring and response services. (ii) If Participant was employed with or providing services to ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, then the business of the Company is to sell, install, monitor and/or maintain security, fire, and life safety services and to provide risk consulting solutions for commercial, governmental and other institutional settings, including burglar alarm systems, security cameras, and fire suppression and access control systems, as well as response services. (iii) If Participant was employed with or providing services to both ADT LLC and ADT Commercial LLC at any time during the twelve (12) months immediately preceding termination of employment or services, either simultaneously or at different times during that time period, then the business of the Company is both the definitions set forth in sections 1(c)(i) and (ii) above. (iv) Participant acknowledges that Participant is familiar with the business of the Company sufficiently to understand the nature of the Company’s business and that no further definition of the business of the Company is necessary. (d) “Restricted Territory” is defined as follows: (i) If Participant last worked for or provided services to the Company in Louisiana, “Restricted Territory” means any of the following Parishes in Louisiana: Plaquemines, Jefferson, St. Bernard, Orleans, St. Charles, St. John the Baptist, St. James, Lafourche, Terrebonne, St. Tammany, St. Mary, Assumption, Ascension, Livingston, Tangipahoa, Washington, St. Helen, East Feliciana, West Feliciana, East Baton Rouge, West Baton Rouge, Iberville, Pointe Coupee, Iberia, Vermilion, Lafayette, St. Martin, Acadia, St. Landry, Jefferson Davis, Cameron, Calcasieu, Beauregard, Allen, Evangeline, Avoyelles, Rapides, Vernon, Concordia, Catahoula, LaSalle, Grant, Natchitoches, Sabine, DeSoto, Red River, Winn, Catahoula, Tensas, Franklin, Madison, Richland, Ouachita, Jackson, Bienville, Lincoln, Caddo, Bossier, Webster, Claiborne, Union, Morehouse, West Carrol, East Carrol. (ii) If Participant last worked for or provided services to the Company in South Dakota or any other state, territory or District, “Restricted Territory” means the geographic area or areas for which Employee was responsible at any time during the twelve (12) months immediately preceding Employee’s termination of employment with the Company. (e) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the

A-4 Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement, but in no event longer than 24 months from the date of Participant’s termination of employment of services with the Company. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. It is the intention of the parties that, if any court or other tribunal construes any provision or clause of this RC Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision to the extent permitted by law, and, in its reduced form, such provision shall then be enforceable and shall be enforced. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. A-5 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V15 – IL Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. 2. Non-Solicitation Covenant – ADT Personnel (a) Provided that Participant presently meets the statutory wage threshold set forth in Section 4 below, Participant agrees that, during Participant’s employment or service with the Company and for A-2 the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, recruit, aid, or induce any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in identifying, soliciting, recruiting, inducing or hiring any such Company Personnel; or (ii) otherwise interfere with the relationship of the Company with any Company Personnel. (b) Participant agrees that during the Non-Solicit Period, Participant shall not, directly or indirectly, engage in any conduct intended or reasonably calculated to induce or urge any Participant or contractor of the Company to discontinue, in whole or in part, his/her employment relationship or engagement with the Company. (c) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Non-Solicitation Covenant – Customer (a) Provided that Participant presently meets the statutory wage threshold set forth in Section 4 below, Participant agrees that, during Participant’s employment or service with the Company, and during the Non-Solicit Period, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another: (i) solicit, aid, or induce any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such Customer(s); or (ii) initiate any contact or communication with any Customer regarding any new employment or business affiliation Participant may accept or be intending to accept following separation of Participant’s employment with the Company; or (iii) otherwise interfere with the relationship of the Company with any of their Participants, customers, vendors, agents, or representatives. (b) “Customer(s)” means a customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to

A-3 protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 4. Statutory Wage Threshold for Non-Solicitation Clauses; Attorney Review; 14 Days to Review RC Agreement (a) The non-solicitation clauses set forth in Sections 2 and 3 above do not apply to Participant unless, as of the time of execution of this RC Agreement, Participant’s actual or expected annualized rate of earnings with the Company exceed Forty-five thousand dollars ($45,000) per year (or such other amount as may later be established by subsequent statutory modifications) (hereinafter the “Wage Threshold”). If Participant does not meet with Wage Threshold, then Sections 2 and 3 of this RC Agreement are of no force or effect as to Participant. (b) The Company advises Participant to have this RC Agreement reviewed by an attorney of Participant’s own choosing to receive legal advice about the RC Agreement prior to Participant signing the RC Agreement. (c) Participant acknowledges and agrees that Participant received at least 14 days to review this RC Agreement before Participant was required to sign the RC Agreement, although Participant may choose to sign in fewer than 14 days. 5. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 6. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such A-4 individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 7. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 8. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 9. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 10. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V16 – OK Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. A-2 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another solicit any Company Personnel to leave their employment with the Company in order to accept employment with or render services to another person or entity unaffiliated with the Company, or knowingly take any action to assist or aid any other person or entity in soliciting any such Company Personnel. (b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company and either (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that during the Non-Solicit Period, Participant will not directly solicit any Customer of the Company to purchase goods or services, or a combination of goods and services, then sold by the Company from another person or entity. (b) “Customer(s)” means an established customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

A-3 (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. A-4 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Permitted Disclosures: Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. A-2 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company, Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, hire or employ any agent, servant or employee of the Company who holds a position uniquely essential to the management, organization, or service of the business of the Company. 3. Non-Solicitation Covenant – Customer (a) Participant agrees that, during Participant’s employment or service with the Company, and during the 18-month period after separation of Employee’s employment with the Company, Participant will not directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Customer of the Company to purchase goods or services then sold by the Company from another person or entity, or assist or aid any other persons or entity in soliciting any such Customer(s), so long as the Company carries on a like business. (b) “Customer(s)” means a current customer (person or entity) of the Company that Participant, directly or indirectly (e.g., through employees whom Participant supervised), called upon, solicited, worked with, or became acquainted with at any time during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company. (c) Participant acknowledges that as a result of Participant’s employment or service with the Company, Participant will be acting as a representative of the Company and will be using the Company’s assets and resources, and will be benefiting from the Company’s goodwill, name recognition, reputation, and experience in regard to these Customers, and Participant will gain Confidential Information about Company Customers, and consequently, the covenants set forth above are reasonable and necessary to protect the Company’s legitimate business interests. Participant agrees that the covenants in this paragraph will apply to all Customers as defined above, even if the identity of certain Customers of the Company may be publicly known, and even if Participant knew or had previous dealings with one or more such Customers prior to Participant’s employment with the Company. 4. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement.

A-3 (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 5. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 6. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 7. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 8. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party- in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. A-4 9. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement. Exhibit A to ADT, Inc. 2018 Omnibus Incentive Plan Award Agreement A-1 V18 – CO Version RESTRICTIVE COVENANT AGREEMENT By accepting the grant of equity hereunder, in addition to any other representations, warranties, and covenants set forth this Restrictive Covenant Agreement (“RC Agreement”), the Omnibus Incentive Plan Participant (the “Participant”) agrees to be subject to and comply with the following covenants. For purposes of this RC Agreement, “the Company” includes ADT Inc. and its Subsidiaries and Affiliates. 1. Confidentiality and Trade Secrets (a) Participant hereby agrees that during Participant’s employment or service with the Company, and thereafter, Participant will not use or disclose “Confidential Information” related to any business of the Company. (b) As used in this RC Agreement, “Confidential Information” means any information or material, not generally known to the public, which may include, for example and without limitation, information and materials, in spoken, printed, electronic, or any other form or medium, relating or pertaining to the Company’s finances, accounting, business plans, strategic plans, personnel and management, development and projects, marketing plans, sales, products and services, pricing or pricing strategies, customer names and addresses and price lists, customer or prospective customer lists, other customer information (including, without limitation, customer methods of operation, requirements, preferences and history of dealings with the Company), vendor lists, vendor information (including, without limitation, their history of dealings with the Company), Participant files, skills, performance and qualifications of the Company's personnel, other confidential information and trade secrets, secret formulations, techniques, methods, processes, technical information, inventions (whether patented or unpatented), copyrights, know-how, algorithms, computer programs, computer codes and related documentation, processes, research, development, licenses, permits, and compilations of any of the foregoing information relating to the actual or anticipated business of the Company, and confidential information of third parties which is given to the Company pursuant to an obligation or agreement to keep such information confidential. “Confidential Information” does not include information regarding Participants’ terms and conditions of employment or other rights protected under the National Labor Relations Act. (c) Participant understands and agrees that Participant’s agreement not to use or disclose Confidential Information and trade secrets includes, but is not limited to, that Participant will not, directly or indirectly: (i) use Company trade secrets to identify or target existing customers for Participant’s own personal benefit or the benefit of any other firm or entity; (ii) use trade secrets to facilitate the solicitation, for Participant’s own personal benefit or the benefit of any other firm or entity, of any existing customers; and/or (iii) use trade secrets to otherwise unfairly compete with the Company. (d) Permitted Disclosures. (i) Notwithstanding anything to the contrary in this Agreement, pursuant to United States federal law as set forth in 18 USC Section 1833(b), Participant understands that Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any Confidential Information that is a trade secret that is made: (1) confidentially to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Participant files a lawsuit for retaliation by A-2 Employer for reporting a suspected violation of law, Participant may disclose such trade secrets to Participant’s attorney and use the trade secret information in related court proceedings, provided that Participant files any document containing the trade secret information under seal and does not disclose the trade secret, except pursuant to court order. (ii) The foregoing sections 1(a)-(c) will not apply to information that (i) arises from Participant’s general training, knowledge, skill, or expertise, whether gained on the job or otherwise; (ii) was known to the public prior to its disclosure to Participant; (iii) becomes known to the public subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; (iv) Participant has a right to disclose as legally protected conduct; or (v) Participant is required to disclose by applicable law, regulation or legal process (provided that Participant provides the Employer with prior notice of the contemplated disclosure and reasonably cooperates with the Employer at its expense in seeking a protective order or other appropriate protection of such information). Despite clauses (ii) and (iii) of the preceding sentence, Participant’s obligation to maintain such disclosed information in confidence will not terminate where only portions of the information are in the public domain. 2. Non-Solicitation Covenant – ADT Personnel (a) Participant agrees that, during Participant’s employment or service with the Company and for the greater of (a) the period commencing with the date of the Participant’s Retirement from employment or service through the final Vesting Date, or (b) the two (2) year period after separation of Participant’s employment or service with the Company (the “Non-Solicit Period”), Participant will not, directly or indirectly, on Participant’s own behalf or on behalf of another, solicit any Company Personnel to leave their employment with the Company. (b) “Company Personnel” means any person who was employed by the Company during the twenty-four (24) month period prior to Participant’s last day of employment or service with the Company, (i) with whom Participant had direct contact for business purposes, or (ii) whom Participant knew about because of Participant’s access to the Company’s Confidential Information or trade secrets. 3. Injunctive Relief; Expedited Discovery (a) In the event that Participant breaches or threatens to breach, or the Company reasonably believes Participant is about to breach, any of the restrictive covenants in this RC Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies to which the Company may be entitled in law or equity. Participant agrees that the Company will suffer immediate and irreparable harm and that money damages will not be adequate to compensate the Company or to preserve the status quo. Therefore, Participant consents to the issuance of a temporary restraining order and other injunctive relief necessary to enforce this RC Agreement. (b) Participant agrees that the duration of any injunction shall be increased in an amount equal to any period of time during which Participant failed to comply with the covenants contained in this RC Agreement. (c) Participant and the Company agree that any application for temporary restraining order and/or temporary or preliminary injunctive relief shall be adjudicated exclusively in a court of competent jurisdiction, even if Participant and the Company are parties to an arbitration agreement that otherwise includes disputes under this RC Agreement. Participant agrees that the injunctive relief to which Participant consents hereinabove, under the circumstances addressed in this section, shall be granted by a

A-3 court of competent jurisdiction pending arbitration on the merits in order to preserve the status quo pending such arbitration. 4. Notice of Restrictive Covenants Participant agrees that Participant will tell any prospective new employer, partner in a business venture, investors and/or any entity seeking to engage Participant’s services, prior to accepting employment, engagement as a consultant or contractor, or engaging in a business venture, that this RC Agreement exists. Participant agrees to provide a true and correct copy of this RC Agreement to any such individual or entity prior to accepting any such employment or entering into any such engagement or business venture. Participant further authorizes the Company to provide a copy of this RC Agreement to any such entity(ies) or individual(s). 5. Modification & Severability If any section, provision, paragraph, phrase, word, and/or line (collectively “Provision”) of this RC Agreement is held to be unenforceable, then this RC Agreement will be deemed amended to the extent necessary to render the otherwise unenforceable Provision, and the rest of this RC Agreement, valid and enforceable. If a court or arbitrator declines to amend this RC Agreement as provided herein, the invalidity or unenforceability of any Provision of this RC Agreement shall not affect the validity or enforceability of the remaining Provisions, which shall be enforced as if the offending Provision had not been included in this RC Agreement. 6. Choice of Law, Jurisdiction & Venue This RC Agreement will be governed by, construed, interpreted, and its validity determined under the law of the State, District or Territory of the United States in which Participant last worked or provided services for the Company, without regard to such jurisdiction’s conflicts of laws principles. Such law shall govern regardless of the court or arbitration forum in which a dispute may be adjudicated. 7. Binding Effect & Assignability This RC Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, assigns, affiliated entities, and any party-in-interest. Participant agrees that, should the Company be acquired by, merge with, or otherwise combine with another corporation or business entity, the surviving entity will have all rights to enforce the terms of this RC Agreement as if it were the Company itself enforcing the RC Agreement. Participant further agrees that the Company may assign, and hereby consents to assignment of, this RC Agreement to any affiliate of the Company. Participant agrees that such an assignment is deemed to have been made without any further documentation in the event Participant moves from employment or services with one Company affiliate to another. 8. Attorneys’ Fees & Acknowledgements Participant and the Company agree that in any legal proceeding to enforce this RC Agreement, the prevailing party shall be entitled to reimbursement of its actual costs and expenses, including without limitation reasonable attorneys’ fees, costs, and disbursements. Participant acknowledges and understands that the Company hereby advises that Participant should consult with an attorney prior to entering into the RC Agreement. A-4 Participant’s signature to the 2018 Omnibus Incentive Plan Award Agreement, to which this RC Agreement is an exhibit, constitutes Participant’s acceptance of and agreement to comply in full with this RC Agreement, as set forth on the signature page to the 2018 Omnibus Incentive Plan Award Agreement.